SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 5, 2003

Forest City Enterprises, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4372	34-0863886

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 621-6060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 99.1 NOTICE TO DIRECTORS AND EXE OFFICERS

Item 5.    Other Events and Regulation FD Disclosure.

     On February 5, 2003, Forest City Enterprises, Inc. (the “Company”) sent a notice to its directors and executive officers informing them that the Forest City Savings Plan and Trust (the “401k Plan”) is changing its administrator and that, as a result of this change, there will be a blackout period from February 20, 2003 through March 31, 2003, during which they will be prohibited from engaging in certain transactions in equity securities of the Company acquired in connection with service to or employment with the Company. A copy of the notice is filed herewith as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Notice to Directors and Executive Officers of Forest City Enterprises, Inc., dated February 5, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By:	/s/ Thomas G. Smith

	Name:	Thomas G. Smith
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: February 5, 2003